WCM Focused International Value Fund

Investor Class Shares – WLIVX
Institutional Class Shares – WCMVX

A series of Investment Managers Series Trust

Supplement dated October 21, 2024, to the

Prospectus, Statement of Additional Information (“SAI”), and

Summary Prospectus, each dated April 30, 2024.

Effective immediately, the name of the WCM Focused International Value Fund (the “Fund”) is changed to WCM Focused International Equity Fund, and all references to the Fund’s name in the Prospectus, SAI, and Summary Prospectus are updated accordingly. Additionally, in connection with the Fund’s name change, the Fund has adopted an investment policy to invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. This investment policy replaces the Fund’s prior investment policy to invest at least 75% of its net assets in equity securities of non-U.S. domiciled companies considered to be undervalued; however, the Fund will continue to focus on such securities. The Fund’s investment objective, principal investing risks, and the remainder of its principal investment strategy will remain the same. Accordingly, the first paragraph of the Fund’s “Principal Investment Strategies” sections on pages 65 and 107 of the Prospectus and on page 2 of the Summary Prospectus is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. The Fund focuses on equity securities of non-U.S. domiciled companies or depositary receipts of non-U.S. domiciled companies the Fund’s advisor believes to be undervalued because their businesses are out of favor and/or their stocks are undervalued in comparison to their intrinsic values, their peers, or their prospects for growth. Such companies may be located in developed, emerging market or frontier market countries. Emerging market and frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or are included in any of the Morgan Stanley Capital International (MSCI) emerging markets or frontier markets indices. The Fund’s advisor considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country.

Please file this Supplement with your records.